UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934 (Amendment No. __ )

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☑		Preliminary Information Statement
☐		Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐		Definitive Information Statement

Deep Well Oil & Gas, Inc.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

Date of Mailing: on or about April 15, 2013

To our Stockholders:

Deep Well Oil & Gas, Inc. (the “Company,”, “we” or “us”) is an emerging independent junior oil and gas exploration and development company headquartered in Edmonton, Alberta. The Company's immediate corporate focus is to develop the existing land base that it presently controls in the Peace River oilsands area located in North Central Alberta. The Company is a US registered Company and is a reporting issuer to the Securities and Exchange Commission (SEC) in the United States (www.sec.gov). The Company has also recently become a reporting issuer in Canada and files continuous disclosure reports on SEDAR (www.sedar.com).

The attached Information Statement is furnished by the Board of Directors (the “Board”) of Deep Well Oil & Gas, Inc., a Nevada corporation, to the holders of record (the “Stockholders”) at the close of business on March 27, 2013 (the “Record Date”), of the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Stock”) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is a Nevada corporation and is a reporting issuer with the United States Securities Exchange Commission.

The attached Information Statement is prepared and available for download from our corporate website at www.deepwelloil.com by way of Notice of Internet Availability of Information Statement Materials, to meet the requirements of Section 780.390 of the Nevada Revised Statutes. This attached Information Statement is being posted on the Company’s corporate website on or about April 15, 2013 for the Stockholders as of the Record Date.

The attached Information Statement informs the Company Stockholders of actions taken and approved by a written consent, dated March 27, 2013 (the “Written Consent”), by certain Stockholders of the Company owning an aggregate of 114,790,549 shares of Common Stock of the Company on such date, representing approximately 63.9% of the 179,597,113 shares of the Company’s Common Stock issued and outstanding as of March 27, 2013 (the “Majority Stockholders”). The Company has no authorized or outstanding preferred stock.

NOTICE IS HEREBY GIVEN that on or about March 27, 2013, the Company’s Board of Directors and the Majority Stockholders, as permitted under the Nevada Revised Statutes and the Amended By-laws of the Company, adopted the Written Consent, in lieu of an annual or special meeting of the Stockholders approving the following actions:

1.	authorize the Company to amend the Company’s Articles of Incorporation to increase the authorized number of shares of the Company’s common stock from 300,000,000 shares to 600,000,000 shares, par value of $0.001 per share;
2.	re-elect the following six directors to serve as the Company’s Board of Directors until the next meeting of Stockholders: Dr. Horst A. Schmid, Mr. Said Arrata, Mr. Satya Brata Das, Mr. David Roff, Mr. Curtis Sparrow, Mr. Malik Youyou;
3.	ratify the appointment of Madsen & Associates, CPA’s Inc. to serve as the Company’s independent registered public accounting firm for the prior fiscal year ended September 30, 2011;

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4.	ratify the appointment of Madsen & Associates, CPA’s Inc. to serve as the Company’s independent registered public accounting firm for the review of the Company’s prior quarterly financial statements for the periods ending December 31, 2011, March 31, 2012 and June 30, 2012 and to ratify the appointment of Sadler Gibb & Associates LLC to serve as the Company’s independent registered public accounting firm for the prior audit of the Company’s fiscal year ended September 30, 2012; and
5.	ratify the appointment of Sadler Gibb & Associates LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.

The Certificate of Amendment to amend the Company’s Articles of Incorporation will become effective upon filing with the Nevada Secretary of State, which will occur no earlier than forty (40) calendar days after the filing and mailing of the Definitive Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF
STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE
HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

NO VOTE OR OTHER ACTION OF THE COMPANY’S
STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THE
ATTACHED INFORMATION STATEMENT.

Please read this Notice and attached Information Statement which describes the actions taken and approved by the Majority Stockholders of the Company.

The Company currently has 254,439,968 common shares outstanding on a fully diluted basis and the Company is currently only authorized to issue 300,000,000 shares of common stock. This Written Consent of a majority of stockholders will provide the Company with an additional 300,000,000 authorized un-issued shares which could be utilized in future capital raising transactions or to otherwise carry out the Company’s business objectives as discussed below. The majority of our stockholders have determined that it is in the Company’s best interests to increase the number of shares of common stock the Company is authorized to issue from 300,000,000 to 600,000,000 shares.

Potential HCSS Thermal Recovery Project

•	Project extraction method - horizontal cyclic steam stimulation (HCSS).

•	In this project we would anticipate to drill two horizontal wells in Sawn Lake, Alberta, on our 90% owned acreage.

•	he HCSS process injects steam into the oilsands deposit through a horizontal well. Pressure then pushes the steam into the oilsands while the heat of the steam allows the bitumen to flow easier. As the steam soaks into the oilsands deposit, the heated bitumen flows back to the same well, which has been converted to be a producer and is pumped to the surface. This process or cycle is then repeated several times in the formation.

•	Estimated average daily production from 2 horizontal wells is anticipated to be 1,000 barrels per day.

Potential SAGD Thermal Recovery Project:

•	We may participate in a SAGD thermal recovery project with our joint venture partner, on our 50% owned acreage in Sawn Lake, Alberta. While we have not received the required notice from our operating joint venture partner, we anticipate that we will receive notice in the future.

•	Project extraction method - Steam Assisted Gravity Drainage (SAGD).

•	The SAGD process requires the drilling of two parallel horizontal wells through the oilsands deposit. Steam is injected into the upper well creating a high-temperature steam chamber. The heated bitumen flows downward in the reservoir to the second horizontal well where the heated oil is then pumped to the surface. This second well is located parallel to and below the steam injection well.

•	Estimated average daily production from 1 well pair is anticipated to be 500 barrels per day.

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Below is a map outlining the locations of the proposed HCSS and SAGD thermal recovery projects.

The following table summarizes the results of the wells which we own or have working interest in and are identified in the above map.

Well#	Surface Location	Working Interest	Operator *	Total Vertical Depth (m)	Total Depth Horizontal (m)	Thickness of Bluesky Heavy Oil	Density Highest API Noted	Highest Noted Oil Saturation	Highest Noted Porosity	Highest Noted Permeability

1	01-36-091-13W5	50%	Northern Alberta Oil Ltd.	679	1,583	17.5 m	10.8°	68%	37%	8.4
2	04-32-091-12W5	50%	Andora Energy Corporation	675	1,461	24.5 m	7.6°	83%	39%	15.9
3	07-30-091-12W5	50%	Andora Energy Corporation	659	1,437	26.5 m	6.8°	74%	37%	8.7
4	12-14-092-13W5	90%	Northern Alberta Oil Ltd.	680	N/A	16.5 m	8.3°	87%	33%	4.9
5	09-16-092-13W5	90%	Northern Alberta Oil Ltd.	680	N/A	14.0 m	9.6°	89%	33%	4.0
6	10-33-091-13W5	80%	Northern Alberta Oil Ltd.	708	N/A	9.0 m	10.0°	67%	28%	0.1
7	07-05-092-13W5	80%	Northern Alberta Oil Ltd.	718	N/A	11.0 m	7.0°	71%	30%	0.5
8	08-04-092-13W5	80%	Northern Alberta Oil Ltd.	725	N/A	11.5 m	8.4°	77%	34%	2.8
9	06-22-092-13W5	90%	Northern Alberta Oil Ltd.	660	N/A	18.0 m	9.2°	78%	35%	1.3
10	07-36-092-13W5	90%	Northern Alberta Oil Ltd.	737	N/A	8.5 m	No Report	No Report	No Report	No Report

* Northern Alberta Oil Ltd. is a 100% owned subsidiary of Deep Well Oil & Gas, Inc.

Management believes that the Sawn Lake Heavy Oil Project is at the same pre-growth stage experienced by other heavy oil companies prior to a major period of growth. Other operators targeting the deeper Slave Point Formation have previously drilled much of the land. Because of the earlier extensive exploration for light oil, we are able to benefit from data collected by others pertaining to the drilling of more than seventy-five wells that penetrated and partially delineated the heart of the Bluesky Formation heavy oil reservoir.

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Why we have invested in the Alberta oilsands:

• Large known resource

• Politically stable investment climate

• Global growth in oil demand

• Close proximity to U.S. markets

• Potential access to overseas markets

• Future crude oil pipeline expansions

• Technological advances in in-situ extraction

To date Deep Well Oil & Gas, Inc. has:

• No long-term debt

• Significant heavy oil, long life reserves

• Experienced management team

• Access to pre-existing road infrastructure and pipelines

• Potential to realize immediate cash flow on initial production

• Probable and possible reserves

• Low risk play - established through large number of well logs

• Strong platform for accelerated growth in a premier basin

• 43,015 gross acres (17,408 gross hectares) with us having 35,360 net acres (14,310 net hectares) of land in the Peace River oilsands area of Alberta, with working interests ranging from 50% to 90%

DEEP WELL OIL & GAS, INC.

_________________________________________

Dr. Horst A. Schmid

Chairman of the Board

on behalf of the Company’s Board of Directors

FORWARD-LOOKING STATEMENT

This brochure contains forward-looking statements. The words or phrases “potential,” “would be," "will allow," "intends to," "will likely result," “may,” “are expected to," "will continue," "is anticipated," "estimate," "project," “plans,” “probable reserves,” “possible reserves,” or similar expressions are intended to identify "forward-looking statements." Actual results could differ materially from those projected in the Company's proposed oil and gas related business. The Company's business is subject to various risks, which are discussed in the Company's filings with the Securities and Exchange Commission ("SEC"). The Company's filings may be accessed at the SEC's Edgar system at www.sec.gov. Statements made herein are as of the date of this fact sheet and should not be relied upon as of any subsequent date. The Company cautions readers not to place reliance on such statements. Unless otherwise required by applicable law, we do not undertake, and we specifically disclaim any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such a statement.

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TABLE OF CONTENTS

INFORMATION STATEMENT

Date, Time and Place Information – Record Date (the “Written Consent”)	8
Dissenters' Right of Appraisal	8
Description of Capital Stock	8
Voting Securities and Principal Holders	9
Corporate Actions Taken without a Stockholder Meeting	9
Effective Date	9
Interest of Certain Persons in or Opposition to Matters to be Acted Upon	9

OWNERSHIP OF COMMON STOCK
Security Ownership of Certain Beneficial Owners	10
Security Ownership of Directors and Management	10

CORPORATE GOVERNANCE
Director Independence	12
Corporate Governance and Nominating Committee	12
Board Meetings, Committees and Annual Meeting Attendance	12
Nominating Committee	12
Audit Committee	12
Compensation Committee	13
Communicating with the Board	13
Board Leadership Structure and Role in Risk Oversight	13
Involvement in Certain Legal Proceedings	13

EXECUTIVE COMPENSATION
Executive Officers	14
Summary Compensation Table	15
Compensation Arrangements for Executive Officers	15

DIRECTOR COMPENSATION	16

RELATED PARTY TRANSACTIONS	17

CHANGES IN CONTROL	17

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	18

ACTION NO. 1
AMEND ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK	19

ACTION NO. 2
ELECTION OF DIRECTORS	21

AUDIT COMMITTEE REPORT	23

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	24

ACTION NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR PRIOR FISCAL YEAR ENDING SEPTEMBER 30, 2011	25

ACTION NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR PRIOR FISCAL YEAR ENDING SEPTEMBER 30, 2012	26

ACTION NO. 5
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2013	28

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QUESTIONS AND ANSWERS	29

APPENDIX A - NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT MATERIALS	31

APPENDIX B - ACTION BY WRITTEN CONSENT OF THE STOCKHOLDERS OF DEEP WELL OIL & GAS, INC.	33

APPENDIX C - CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION	35

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PRELIMINARY

DEEP WELL OIL & GAS, INC.

Suite 700, 10150 – 100 Street

Edmonton, Alberta T5J 0P6, Canada

Telephone: (780) 409-8144

Fax: (780) 409-8146

Information Statement Pursuant to Regulation 14C

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Unless the context indicates another meaning, the terms ”Deep Well”, “Company,” “we,” “us” and “our” refer to Deep Well Oil & Gas, Inc. a Nevada Corporation and its subsidiaries.

Important Notice Regarding the Availability of the Company’s Information Statement and Related Materials

The Board of Directors of the Company believes it would not be in the best interest of the Company and its Stockholders to incur the costs of holding an annual meeting of Stockholders or of soliciting proxies or consents from additional Stockholders in connection with these corporate actions at this time. The entire cost of furnishing this Information Statement along with the related materials will be borne by the Company. To reduce the costs of printing and mailing we will be making this Information Statement and related Materials available on the internet, by way of the Company’s website www.deepwelloil.com, and we will incorporate by reference our annual report on Form 10-K for the year ended September 30, 2012 as filed with the United States Securities and Exchange Commission on January 15, 2013.

The Company is furnishing this Information Statement and related materials to its Stockholders via the Internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Information Statement Materials, (the “Notice”) a copy of which is attached to this Information Statement as Appendix A (the “Notice”), by mail, you will not receive a printed copy of the Information Statement and related materials unless you request them. Instead, the Notice will instruct you as to how you may access and review the Information Statement and related materials. If you received the Notice by mail and would like to receive a printed copy of the Information Statement and related materials, please follow the instructions included in the Notice.

The Notice is being mailed to the Stockholders commencing on or about April 15, 2013. Pursuant to Rule 14a-16(a) (and as required by Rule 14c-2) of the regulations of the United States Securities and Exchange Commission and since the Company is making information available through the Internet rather than utilizing the full-set delivery option, the Notice must be sent to the Stockholders at least 40 calendar days prior to the earliest date on which the corporate actions discussed below may take effect, which is expected to be on or about May 24, 2013.

Date, Time and Place Information

No meeting was held. This Information Statement has been filed with the United States Securities and Exchange Commission and is being furnished to the Stockholders of the Company, a Nevada corporation, to advise them of the corporate actions that have been authorized by written consent of the Company’s Stockholders on March 27, 2013, who collectively own 63.9% of the Company’s sole class of issued and outstanding capital stock as of March 27, 2013 the Record Date (the “Written Consent” Appendix B). These corporate actions are being taken without notice, meetings or votes as in accordance with the Nevada Revised Statutes, Section 78.390, and the Amended By-laws of the Company. This Information Statement, by way of Notice of Internet Availability of Information Statement Materials, is being mailed to the Stockholders of the Company on or about April 15, 2013.

The Company’s principal office is located at Suite 700, 10150 – 100 Street, Edmonton, Alberta T5J 0P6, the Company’s telephone number is (780) 409-8144 and fax number is (780) 409-8146. The Company’s website is www.deepwelloil.com.

Dissenters' Right of Appraisal

Under the General Corporation Law of the State of Nevada, our Stockholders do not have dissenters’ or appraisal rights in connection with any of the stockholder actions taken by written consent in lieu of a meeting described in this Information Statement.

Description of Capital Stock

As of the date of this Information Statement, the Company’s authorized capital stock consists of 300,000,000 shares of common stock, $0.001 par value per share, and no shares of preferred stock. Giving effect to the Amendment, the Company’s authorized capital stock will consist of 600,000,000 shares of common stock, $0.001 par value per share.

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Voting Securities and Principal Holders

Each share of common stock entitles its holder to one vote on each corporate action taken without a Stockholder Meeting. The securities that would have been entitled to vote if a vote was required to have been held consist of shares of the Company’s common stock. The number of issued and outstanding shares of the Company’s common stock at the close of business on March 27, 2013, the date the Company received a written consent in lieu of an annual meeting or special meeting of Stockholders, was used for determining the Company’s Stockholders who would have been entitled to notice of and to vote on these matters, was 179,597,113. Because holders of common stock do not have cumulative voting rights, the holders of a majority of the shares of common stock can elect all of the members of the Board of Directors standing for election.

Corporate Actions Taken without a Stockholder Meeting

On or about March 27, 2013, the Company’s Board of Directors and Stockholders holding a majority of the voting power of the issued and outstanding capital stock of the Company approved the following corporate actions taken pursuant to a written consent in lieu of an annual meeting or special meeting of Stockholders:

1.	amend the Company’s Articles of Incorporation to increase the authorized number of shares of the Company’s common stock from 300,000,000 shares to 600,000,000 shares, par value of $0.001 per share;

2.	re-elect the following six directors to serve as the Company’s Board of Directors until the next meeting of Stockholders;

Dr. Horst A. Schmid

Mr. Said Arrata

Mr. Satya Brata Das

Mr. David Roff

Mr. Curtis Sparrow

Mr. Malik Youyou

3.	ratify the appointment of Madsen & Associates, CPA’s Inc. to serve as the Company’s independent registered public accounting firm for the prior fiscal year ended September 30, 2011;

4.	ratify the appointment of Madsen & Associates, CPA’s Inc. to serve as the Company’s independent registered public accounting firm for the review of the Company’s prior quarterly financial statements for the periods ending December 31, 2011, March 31, 2012 and June 30, 2012 and to ratify the appointment of Sadler Gibb & Associates LLC to serve as the Company’s independent registered public accounting firm for the prior audit of the Company’s fiscal year ended September 30, 2012; and

5.	ratify the appointment of Sadler Gibb & Associates LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2013.

Effective Date

All Corporate Actions taken without a stockholder meeting will become effective upon filing with the Nevada Secretary of State, which will occur no earlier than forty (40) calendar days after the filing and mailing of the Definitive Information Statement, which will be filed on or about May 24, 2013.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the Corporate Actions, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” None of our directors opposed any of the Corporate Actions set forth in this Information Statement.

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OWNERSHIP OF COMMON STOCK

Security Ownership of Certain Beneficial Owners

The following table sets forth the number and percentage of the beneficial ownership of shares of the Company’s outstanding common stock as of March 27, 2013 by each person or group known by us to be the beneficial owner of more than 5%.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS As of March 27, 2013
Name and Address of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned (1) (2)	Percentage of Class Beneficially Owned (fully diluted)	Nature of Beneficial Ownership

Malik Youyou Director Sadovnicheskeya nab 69 Moscow 115035, Russia	Common	182,612,393	72.62% (3)	Direct and Indirect

VP Bank (Schweiz) AG Bahnhofstr. 3 8022 Zuerich, Switzerland	Common	10,579,084	5.89 (4)	Direct

(1) Under the rules of the SEC, a person or entity beneficially owns stock of a company if such person or entity directly or indirectly has, or shares the power to, vote or direct the voting, or the power to dispose or direct the disposition of such stock, whether through any contract, arrangement, understanding, relationship or otherwise. A person or entity is also deemed to be the beneficial owner of stock if such person or entity has the right to acquire either of such powers at any time within 60 days through the exercise of any option, warrant, right or conversion privilege or pursuant to the power to revoke a trust, a discretionary account or similar arrangement or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

(2) Based on 179,597,113 of our common shares issued and outstanding on March 27, 2013. For calculating the percentage of beneficial ownership separately for each person, his or her options, warrants or both that can be acquired within 60 days are included in both the numerator and the denominator. For the directors as a group, their collective options and warrants that can be acquired within 60 days are included in both the numerator and the denominator when calculating their group percentage ownership.

(3) Mr. Malik Youyou has served our Company as director from August 20, 2008 to present. As of March 27, 2013, Mr. Youyou beneficially owns 182,612,393 shares of our common stock, of which 104,575,042 are held directly and 6,158,781 are held by Westline Enterprises Limited, a corporation 100% owned by Mr. Youyou. Mr. Youyou also holds presently exercisable warrants to acquire 71,428,570 shares of our common stock and presently exercisable options to acquire 450,000 shares of our common stock. Assuming the issuance of 71,878,570 shares of our common stock, pursuant to the exercise of Mr. Youyou’s presently exercisable warrants and options, Mr. Youyou would beneficially own 72.62% of our Company’s outstanding common stock. As March 27, 2013, Mr. Youyou has not exercised any warrants or options and without the exercise of Mr. Youyou’s warrants and options, Mr. Youyou has a 61.66% ownership of our issued and outstanding common stock.

(4) Based solely on our statement of security holder listing report received from our transfer agent on March 27, 2013, VP Bank (Schweiz) AG owns 10,579,084 shares of our common stock and based on this report VP Bank (Schweiz) AG owns 5.89% of our Company’s issued and outstanding common stock.

Security Ownership of Directors and Management

The following table sets forth the number and percentage of the beneficial ownership of common shares of the Company’s issued and outstanding common stock as of March 27, 2013 held by each director and director nominee, each of the executive officers named in the Summary Compensation Table (the “Named Executive Officer”) and all of our directors and executive officers as a group. Each director and executive officer has sole voting and investment power with respect to the shares beneficially owned by him.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS As of March 27, 2013
Name and Address of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned (1) (2)	Percentage of Class Beneficially Owned (fully diluted)	Nature of Beneficial Ownership

Malik Youyou Director Sadovnicheskeya nab 69 Moscow 115035, Russia	Common	182,612,393	72.62% (3)	Direct and Indirect

Dr. Horst A. Schmid Director and Chairman of the Board, President and Chief Executive Officer Suite 700, 10150 - 100 Street Edmonton, Alberta T5J 0P6 Canada	Common	2,400,000	1.33%(4)	Direct and Indirect

Mr. Satya Brata Das Director Suite 710, 10150 - 100 Street Edmonton, Alberta T5J 0P6 Canada	Common	2,118,570	1.17% (5)	Direct and Indirect

Mr. Said Arrata Director Suite 2320, 255 – 5 Avenue S.W. Calgary, Alberta T2P 3G6 Canada	Common	950,000	* (6)	Direct

Mr. David Roff Director 27 Chicora Avenue Toronto, Ontario M5R 1W7 Canada	Common	612,441	* (7)	Direct

Mr. Curtis James Sparrow Director, Chief Financial Officer, Corporate Secretary and Treasurer Suite 700, 10150 - 100 Street Edmonton, Alberta T5J 0P6 Canada	Common	940,000	* (8)	Direct and Indirect

All Officers and Directors as a Group	Common	189,633,404(9)	74.53%	Direct and Indirect

* Less than 1%

(1) Under the rules of the SEC, a person or entity beneficially owns stock of a company if such person or entity directly or indirectly has, or shares the power to, vote or direct the voting, or the power to dispose or direct the disposition of such stock, whether through any contract, arrangement, understanding, relationship or otherwise. A person or entity is also deemed to be the beneficial owner of stock if such person or entity has the right to acquire either of such powers at any time within 60 days through the exercise of any option, warrant, right or conversion privilege or pursuant to the power to revoke a trust, a discretionary account or similar arrangement or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

(2) Based on 179,597,113 of our common shares issued and outstanding on March 27, 2013. For calculating the percentage of beneficial ownership separately for each person, his or her options, warrants or both that can be acquired within 60 days are included in both the numerator and the denominator. For the directors as a group, their collective options and warrants that can be acquired within 60 days are included in both the numerator and the denominator when calculating their group percentage ownership.

(3) Mr. Malik Youyou has served our Company as director from August 20, 2008 to present. As of March 27, 2013, Mr. Youyou beneficially owns 182,612,393 shares of our common stock, of which 104,575,042 are held directly and 6,158,781 are held by Westline Enterprises Limited, a corporation 100% owned by Mr. Youyou. Mr. Youyou also holds presently exercisable warrants to acquire 71,428,570 shares of our common stock and presently exercisable options to acquire 450,000 shares of our common stock. Assuming the issuance of 71,878,570 shares of our common stock, pursuant to the exercise of Mr. Youyou’s presently exercisable warrants and options, Mr. Youyou would beneficially own 72.62% of our Company’s outstanding common stock. As March 27, 2013, Mr. Youyou has not exercised any warrants or options and without the exercise of Mr. Youyou’s warrants and options, Mr. Youyou has a 61.66% ownership of our issued and outstanding common stock.

(4) Dr. Horst A. Schmid has served our Company as director and Chairman of the Board from February 6, 2004 to present. Dr. Schmid has also served our Company as President and Chief Executive Officer from June 29, 2005 to present. Dr. Schmid’s beneficial ownership consists of Portwest Investment Ltd., owning 1,950,000 shares of our common stock. Portwest Investment Ltd. is a private corporation registered in Alberta, Canada, which is 100% owned and controlled by Dr. Schmid. Dr. Schmid also directly owns presently exercisable options to acquire 450,000 shares of our common stock. Assuming the issuance of 450,000 shares of common stock, pursuant to the exercise of Dr. Schmid’s presently exercisable stock options, Dr. Schmid would beneficially own 1.33% of our Company’s outstanding common stock. As March 27, 2013, Dr. Schmid has not exercised any stock options and without the exercise of Dr. Schmid’s options, Dr. Schmid has a 1.09% ownership of our issued and outstanding common stock.

(5) Mr. Satya Brata Das has served our Company as director since March 8, 2011 to present. Mr. Das’ beneficial ownership of our common stock consist of 954,285 shares of our common stock, of which 240,000 are held directly and 714,285 are held by Cambridge Strategies Inc., a company 50% owned by Mr. Satya Brata Das and 50% owned by his wife. Mr. Das also directly owns presently exercisable options to acquire 450,000 shares of our common stock. Mr. Das also indirectly owns through Cambridge Strategies Inc. presently exercisable warrants to acquire an additional 714,285 shares of our common stock. Assuming the issuance of 1,164,285shares of our common stock, pursuant to the exercise of Mr. Das’ presently exercisable warrants indirectly held and options directly held, Mr. Das would beneficially own 1.17% of our Company’s outstanding common stock. As March 27, 2013, Mr. Das has not exercised any warrants or options and without the exercise of Mr. Das’ warrants and options, Mr. Das has a 0.53% ownership of our issued and outstanding common stock.

(6) Mr. Said Arrata has served our Company as director since March 8, 2011 to present. Mr. Arrata’s beneficial ownership of our common stock consists of 500,000 shares of our common stock. Mr. Arrata also directly owns presently exercisable options to acquire 450,000 shares of our common stock. Assuming the issuance of 450,000 shares of our common stock, pursuant to the exercise of Mr. Arrata’s presently exercisable stock options, Mr. Arrata would beneficially own 0.53% of our Company’s outstanding common stock. As March 27, 2013, Mr. Arrata has not exercised any stock options and without the exercise of Mr. Arrata’s options, Mr. Arrata has a 0.28% ownership of our issued and outstanding common stock.

(7) Mr. David Roff has served our Company as director since April 3, 2006 to present. Mr. Roff’s beneficial ownership consists of 162,441 shares of our common stock. Mr. Roff also directly owns presently exercisable options to acquire 450,000 shares of our common stock. Assuming the issuance of 450,000 shares of our common stock, pursuant to the exercise of Mr. Roff’s presently exercisable stock options, Mr. Roff would beneficially own 0.34% of our Company’s outstanding common stock. As March 27, 2013, Mr. Roff has not exercised any stock options and without the exercise of Mr. Roff’s options, Mr. Roff has a 0.09% ownership of our issued and outstanding common stock.

(8) Mr. Sparrow has served our Company as director and Chief Financial Officer since February 9, 2004 to present. Mr. Sparrow holds presently exercisable options to acquire 450,000 shares of our common stock. Mr. Sparrow also indirectly owns 790,000 shares of our common stock through Edmonton International Airport Hotel Ltd., a company 100% owned by Mr. Sparrow. Assuming the issuance of 450,000 shares of common stock, pursuant to the exercise of Mr. Sparrow’s presently exercisable stock options, Mr. Sparrow would beneficially own 0.52% of our Company’s outstanding common stock. As March 27, 2013, Mr. Sparrow has not exercised any stock options and without the exercise of Mr. Sparrow’s options, Mr. Sparrow has a 0.27% ownership of our issued and outstanding common stock.

(9) No shares have been pledged as security by directors, nominees or executive officers.

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CORPORATE GOVERNANCE

Director Independence

We have not adopted standards for director independence, but in making a determination on our Board of Director’s independence under the standards for independence set forth by the NASDAQ Stock Market Rule 5605(a)(2), we determined that as of March 27, 2013, our Board of Directors consisted of four independent and two non-independent directors. The directors of our Company are as follows:

As at March 27, 2013
Name	Year When First Appointed as Director
Dr. Horst A. Schmid	2004	Non-independent director
Mr. Said Arrata	2011	Independent director
Mr. Satya Brata Das	2011	Independent director
Mr. David Roff	2006	Independent director
Mr. Curtis James Sparrow	2004	Non-independent director
Mr. Malik Youyou	2008	Independent director

Corporate Governance and Nominating Committee

Our Board of Directors have approved the adoption of the formation of a corporate governance committee in the future, which will carry out the functions and duties as set out for a nominating committee and compensation committee. Our Board of Directors have designated Mr. Said Arrata, Mr. Satya Brata Das, Mr. David Roff and Mr. Curtis Sparrow to serve on our future corporate governance committee. Our Company currently does not yet have a corporate governance committee charter, but we are currently in the process of considering and developing a corporate governance committee charter. During our September 30, 2012 fiscal year end and December 31, 2012 quarter end there were no meetings of our corporate governance committee.

Board Meetings, Committees and Annual Meeting Attendance

In the September 30, 2012 fiscal year our Board of Directors had no meetings or written resolutions. Our last general meeting of Stockholders was held on February 24, 2010.

Our Board’s policy is to encourage all of our directors to attend each General Meeting of Stockholders. Such attendance allows for direct interaction between Stockholders and members of our Board of Directors.

Nominating Committee

Our corporate governance committee, will include the functions and duties of a nominating committee. The committee members are Mr. Said Arrata as an independent director, Mr. Satya Brata Das as an independent director, Mr. David Roff as an independent director and Mr. Curtis Sparrow as a non-independent director. Our Company currently does not have a nominating committee charter or policy, however our Company does consider director candidates recommended by Stockholders of our Company as set out in our amended and restated By-laws filed on September 3, 2009 with the SEC on Form 8-K and as set out under Shareholder Eligibility Rule 14a-11 of the SEC. We are currently in the process of considering and developing a nominating committee charter or policy.

Audit Committee

We do not currently have an audit committee, nor does our Company have an audit committee charter. Our Board of Directors currently fulfills the duties of an audit committee. Our Board of Directors acting as our Audit Committee reviews the Company's financial reporting process. In addition, our Board of Directors acting as our Audit Committee has the authority to engage public accountants to audit our annual financial statements and to determine the scope of the audit to be undertaken by such accountants. Our management has the primary responsibility for the financial statements and the reporting process to the SEC. Our Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles. Our Company's independent registered public accounting firm reports directly to management and management reports directly to the Board of Directors. The Board of Directors reviews and discusses with our management our audited financial statements. We have an independent audit committee financial expert on our Board of Directors. Mr. David Roff a director serving on our Board of Directors is a chartered accountant, with a B.A. degree from the University of Western Ontario, has worked as an auditor from 1995 to 1998. Mr. David Roff is a Chartered Accountant in good standing since 1995 to present.

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Compensation Committee

Our corporate governance committee, will include the functions and duties of a compensation committee. The committee members are Mr. Said Arrata as an independent director, Mr. Satya Brata Das as an independent director, Mr. David Roff as an independent director and Mr. Curtis Sparrow as a non-independent director. From February 9, 2004 to present Mr. Curtis Sparrow has been the Chief Financial Officer, Corporate Secretary and Treasurer of Deep Well. Our Company currently does not have a compensation committee charter. We are currently in the process of considering and developing a compensation committee charter. Currently our entire Board of Directors review all compensation paid to the officers of our Company.

Communicating with the Board

We recognize the investment in our Company that Stockholders of our common stock have made and accordingly, we are committed to the open exchange of ideas, concerns and suggestions with our Stockholders. Stockholders desiring to communicate with the Board of Directors of the Company can do so by mailing a letter to the attention of the Chairman of the Board of Directors addressed to our Company’s corporate office at Suite 700, 10150 – 100 Street, Edmonton, Alberta, T5J 0P6. We did not hold a general meeting of Stockholders during the fiscal year ended September 30, 2012. Our last general meeting of Stockholders was held on February 24, 2010.

Board Leadership Structure and Role in Risk Oversight

Currently, Dr. Horst A. Schmid is our President and Chief Executive Officer and also serves as the Chairman of our Board of Directors. Because of the small size of our Company we do not have a lead independent director. Our Board of Directors consists of four independent and two non-independent directors. Our independent directors take an active role on our Board of Directors and make up a majority of our Board. Given the size of our Company, our entire Board of Directors believe that our current board leadership structure is appropriate at this time and that Dr. Horst A. Schmid and Mr. Curtis Sparrow bring valuable industry experience and historical knowledge of our Company’s history.

Our entire Board of Directors performs the role of risk oversight and includes all of our executive officers. Our management submits weekly updates to our entire Board of Directors for review and discussion. These weekly updates include, but are not limited to, regulatory disclosure, administrative and operational updates, weekly financial status and discussion of major expenditures. Our independent Board members regularly discuss their concerns and observations regarding all aspects of our Company’s business plans, risks and operations. These weekly updates facilitate discussions regarding risk-related information or concerns between our Board of Directors and our management. Dr. Horst A. Schmid and our entire Board of Directors form the agendas for all Board meetings.

Involvement in Certain Legal Proceedings

The following does not describe any legal proceeding to which Deep Well or its subsidiaries are a party. For a description of certain legal proceedings involving Deep Well and its subsidiaries, see the section Item 3 Legal Proceedings disclosed in our annual report on Form 10-K for the year ended September 30, 2012 and filed with the United States Securities and Exchange Commission on January 15, 2013. In the past ten years:

No bankruptcy petition has been filed by or against any business of which any current director was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

No current director has been convicted in a criminal proceeding and is not subject to a pending criminal proceeding (excluding traffic violations and other minor offences).

No current director has been the subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

No current director has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity.

No current director has been found by a court of competent jurisdiction in a civil action or by the Commission to have violated a Federal or State securities law that has not been reversed, suspended, or vacated.

No current director has been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law that has not been subsequently reversed, suspended or vacated.

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No current director has been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation; any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order or disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

No current director has been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

EXECUTIVE COMPENSATION

Executive Officers

The executive officers of the Company shall be elected by the Board at its General Meeting or at such other time or times as the Board shall determine.

Each executive officer of the Company shall hold office for the term for which he or she is elected and until such executive officer’s successor is elected and qualifies or until such executive officer’s earlier death, resignation or removal. Any executive officer may resign at any time upon written notice to the Company. Any executive officer may be removed at any time, with or without cause, by the Board. Any vacancy occurring in any office of the Company may be filled by the Board. There are no arrangements or understanding between any executive officer of the Company and any other person pursuant to which any executive officer was selected as an officer of the Company.

The following table and narrative provides certain information concerning the executive officers of the Company as of March 27, 2013:

Name	Age	Position/Office
Dr. Horst A. Schmid	79	Director and Chairman of the Board, President and Chief Executive Officer
Mr. Curtis James Sparrow	56	Director and Chief Financial Officer, Secretary and Treasurer

Dr. Horst A. Schmid has served as director and Chairman of the Board since February 6, 2004 to present. Since June 29, 2005 to present he has been the Chief Executive Officer and President of Deep Well. From September 1996 to present, Dr. Schmid has been director, President and Chief Executive Officer of Portwest Investment Ltd., a private firm, located in Edmonton, Alberta, Canada. Prior to that, Dr. Schmid spent 15 years as Cabinet Minister for the Government of Alberta and 10 years as Commissioner General for Trade and Tourism for the province of Alberta. During that time he was involved in numerous successful overseas negotiations for the Alberta Oil & Gas Industry, achieving major contracts for Alberta Exploration/Production/Service Companies. He is the recipient of many Canadian and International Awards for his accomplishments. Dr. Schmid received an Honorary Law Degree from the University of Alberta.

Mr. Curtis James Sparrow has served as director of Deep Well since February 6, 2004. From that time until the present Mr. Sparrow has also been the Chief Financial Officer, Corporate Secretary and Treasurer of Deep Well. Since the mid 1980s, Mr. Sparrow has been a self-employed management consultant specializing in the natural resource section. Mr. Sparrow has been involved in the oil and gas industry in various capacities for over 30 years. He has held directorships and senior officer positions with junior exploration and development companies before becoming a self-employed consultant. He has also participated in the marketing side of the oil and gas industry, and was part of an acquisition team formed to assess and develop a bid for a multi-billion dollar integrated oil company. His experience also includes corporate and project management, international businesses and mining. Mr. Sparrow received his Bachelor of Science Degree in Engineering and Masters Degree in Business Administration from the University of Alberta. Mr. Sparrow is also a registered Professional Engineer.

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Summary Compensation Table

The following table provides information about the compensation paid to, earned or received during the last two fiscal years ended September 30, 2012 and September 30, 2011, by the executive officers listed below (the “Named Executive Officers”).

Executive Compensation Summary

Name and Principal Position	Fiscal Year Sept. 30	Fee $Cdn		Bonus $US	Stock Awards $US	Option Awards $US		Non-Equity Incentive Plan Compensation $US	Non-qualified Deferred Compensation Earnings $US	All Other Compen-sation $US		Total $US
Dr. Horst A. Schmid (1)	2012	$150,000	(2)	$–	$–	$18,111	(3)	$–	$–	$–	(4)	$170,511	(9)
President and	2011	$150,000	(2)	$–	$–	$32,958	(3)	–	$–	$2,000	(4)	$179,348	(9)
Chief Executive Officer

Mr. Curtis James Sparrow (5)	2012	$180,000	(6)	$–	$–	$18,111	(7)	$–	$–	$–	(8)	$200,991	(9)
Chief Financial Officer	2011	$180,000	(6)	$–	$–	$32,958	(7)	–	$–	$1,000	(8)	$207,226	(9)

(1) Dr. Horst A. Schmid has served our Company as director and Chairman of the Board since February 6, 2004 to present. From June 29, 2005 to present Dr. Schmid has been the President and Chief Executive Officer of our Company.

(2) Portwest Investments Ltd., a company owned 100% by Dr. Horst A. Schmid, provided services as Chief Executive Officer and President to our Company for Cdn $150,000 for the 2012 fiscal year and Cdn $150,000 for the 2011 fiscal year. For the 2012 and 2011 fiscal years, our Company accrued Cdn $150,000 and Cdn $93,750, respectively, in amounts owing to Portwest, but did not pay out any of this accrued portion of the above fees to Portwest for the services of Dr. Schmid as Chief Executive Officer and President of our Company.

(3) On November 28, 2010, 375,000 and 390,000 stock options previously granted on November 28, 2005 to Dr. Horst A. Schmid and Portwest Investments Ltd., respectively, expired unexercised. On March 23, 2011, our Board granted Dr. Schmid, as a Director of our Company, options to purchase 450,000 shares each of common stock at an exercise price of $0.14 per common share, 150,000 vesting immediately and the remaining vesting one-third on March 23, 2012, and one-third on March 23, 2013, with a five-year life.

(4) Dr. Horst A. Schmid was paid $nil for the fiscal year 2012 and $2,000 for the fiscal year 2011, for director’s fees for his services on the Board of Directors as Chairman of the Board of our Company.

(5) Mr. Curtis James Sparrow has served our Company as director since February 6, 2004. From February 9, 2004 to present Mr. Sparrow has been the Chief Financial Officer, Corporate Secretary and Treasurer of our Company.

(6) Concorde Consulting, a company owned 100% by Mr. Curtis James Sparrow, provided services as Chief Financial Officer to our Company for Cdn $180,000 for the 2012 fiscal year and Cdn $180,000 for the 2011 fiscal year. For the 2012 and 2011 fiscal years, our Company accrued Cdn $60,000 and Cdn $45,000, respectively, in amounts owing to Concorde, but did not pay out this accrued portion of the above fees to Concorde for the services of Mr. Sparrow as Chief Financial Officer of our Company.

(7) On November 28, 2010, 375,000 and 390,000 stock options previously granted on November 28, 2005 to Mr. Curtis James Sparrow and Concorde Consulting, respectively, expired unexercised. On March 23, 2011, our Board granted Mr. Sparrow, as a Director of our Company, options to purchase 450,000 shares each of common stock at an exercise price of $0.14 per common share, 150,000 vesting immediately and the remaining vesting one-third on March 23, 2012, and one-third on March 23, 2013, with a five-year life.

(8) Mr. Curtis James Sparrow was paid $nil for the fiscal year 2012 and $1,000 for the fiscal year 2011, for director’s fees for his services on the Board of Directors as director of our Company.

(9) The Cdn dollar amounts in the fee column for Dr. Schmid’s and Mr. Sparrow’s September 30, 2012 and 2011 fiscal year fees were converted to US$ in the total column of this table based on the year-end exchange rates of $1.016 and $0.9626, respectively.

Compensation Arrangements for Executive Officers

Our Company currently does not provide pension or retirement benefits to its executive officers.

Our Company has entered into the following contracts with the following companies for services of certain officers and/or directors of our Company:

1.	Portwest Investments Ltd., a company owned 100% by Dr. Horst A. Schmid for providing services as Chief Executive Officer and President for Cdn $12,500 per month.

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2.	Concorde Consulting, a company owned 100% by Mr. Curtis James Sparrow for providing services as Chief Financial Officer for Cdn $15,000 per month.

The Board regularly reviews all compensation paid to officers of our Company.

On November 28, 2005, our Board of Directors of our Company previously granted 390,000 options to acquire common shares to the above corporations providing consulting services to our Company and on November 28, 2010 these options expired unexercised and no further options were granted to corporations providing consulting services as executive officers to our Company.

Outstanding Equity Awards Granted to Executive Officers at September 30, 2012
	Options Awards (1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Portwest Investments Ltd. (1)	–	–	–	–	–	–	–	–	–
Concorde Consulting (2)	–	–	–	–	–	–	–	–	–

(1) Portwest Investments Ltd., is owned 100% by Dr. Horst A. Schmid. Dr. Schmid provides services as Chief Executive Officer and President to our Company.

(2) Concorde Consulting, is owned 100% by Mr. Curtis James Sparrow. Mr. Sparrow provides services as Chief Financial Officer to our Company.

On March 23, 2011, and as herein reported under the Executive Compensation Summary, our Board of Directors granted Dr. Schmid and Mr. Sparrow, as directors of our Company, options to purchase 450,000 shares each of common stock at an exercise price of $0.14 per common share, one-third vesting immediately, one-third vesting on March 23, 2012, and one-third vesting on March 23, 2013, with a five-year life.

DIRECTOR COMPENSATION

On November 28, 2005, our Company adopted a cash compensation plan pursuant to which each director is paid the amount of $500 for each meeting of the Board of Directors or committee meeting that they attend, or resolution participated in, plus, we reimburse each director for actual expenses incurred in connection with Board meeting attendance. The Chairman of the Board is paid $1,000 for each Board event as described above plus reimbursement for actual expenses incurred in connection with Board meeting attendance.

On November 28, 2005, our Board of Directors of Deep Well adopted the Deep Well Oil & Gas, Inc. Stock Option Plan. The Stock Option Plan was approved by the majority of shareholders at the February 24, 2010 general meeting of shareholders. The Stock Option Plan is administered by our Board of Directors and permits options to acquire shares of Deep Well’s common stock to be granted to directors of our Company. The vesting of such director options will occur only if the holder of the options continues to provide services to us during the immediate annual period preceding the relevant vesting date. The options will terminate at the close of business five years from the date of grant.

On March 23, 2011, our Board of Directors granted each of its directors, Dr. Horst A. Schmid, Mr. Said Arrata, Mr. Satya Das, Mr. David Roff, Mr. Curtis Sparrow and Mr. Malik Youyou, options to purchase 450,000 shares of common stock at an exercise price of $0.14 per common share, 150,000 vesting immediately and the remaining vesting one-third on March 23, 2012, and one-third on March 23, 2013, with such options expiring on March 23, 2016.

Director Compensation at September 30, 2012

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dr. Horst A. Schmid	Disclosed in the Executive Compensation Summary under Item 11.
Mr. Said Arrata(2)	–	–	18,111	–	–	–	18,111
Mr. Satya Brata Das(3)	–	–	18,111	–	–	–	18,111
Mr. David Roff(4)	–	–	18,111	–	–	–	18,111
Mr. Curtis James Sparrow	Disclosed in the Executive Compensation Summary under Item 11.
Mr. Malik Youyou(5)	–	–	18,111	–	–	–	$18,111
Total			72,444				72,444

(1) These estimated valuations include the value of the vested options received on March 23, 2011, based on $0.1231 per share.
(2) Mr. Said Arrata has served our Company as Director since March 8, 2011.
(3) Mr. Satya Brata Das has served our Company as Director since March 8, 2011.
(4) Mr. David Roff has served our Company as Director since April 3, 2006.
(5) Mr. Malik Youyou has served our Company as Director since August 20, 2008.

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RELATED PARTY TRANSACTIONS

We have no written polices or procedures to review, approve or ratify with related persons; however our Board of Directors reviews and approves all transactions with related persons.

Our Company plans to develop a policy and procedure to ensure the disclosure and review of transactions involving our Company and related-persons. Currently our management submits weekly updates to our entire Board of Directors for review and discussion. These weekly updates include, but are not limited to, weekly financial status and related-party transactions. These weekly updates facilitate discussions between our Board of Directors with management. We recorded the following related party transactions for the year ended September 30, 2012, which were more than $120,000 in the fiscal year with related parties. For further information see “Executive Compensation” disclosed herein:

Accounts payable – related parties was $408,277 as of September 30, 2012 for fees payable to corporations owned by directors. This amount is unsecured, non-interest bearing, and has no fixed terms of repayment.

We incurred expenses totalling $327,459 to two related parties for professional fees and consulting services during the year ended September 30, 2012.

We received $300,000 for the year ended September 30, 2012 (September 30, 2011 - $nil) in deposits for stock, for which we received a subsequent subscription agreement from one of our directors. Subsequent to our fiscal year end and effective on November 23, 2012, we completed a private placement for an aggregate of 42,857,142 units at a price of $0.07 per unit for an aggregate of $3,000,000 (including the Deposit received prior to September 30, 2012 of $300,000). Each unit consists of one common share and one common share purchase warrant. Each warrant entitles the holder to purchase one additional common share at a price of $0.105 per common share for a period of three years from the date of closing, provided that if the closing price of the common shares of our Company on the principal market on which our shares trade is equal to or exceeds $1.00 for 30 consecutive trading days, the warrant term shall automatically accelerate to the date which is 30 calendar days following the date that written notice has been given to the warrantholders. The warrants expire on November 23, 2015.

CHANGES IN CONTROL

Except as described below, Deep Well is not aware of any arrangement that may result in a change in control of Deep Well or its subsidiary companies.

As of March 27, 2013, and based solely on Mr. Malik Youyou’s filed Form 4s and an Amended Schedule 13D both filed on December 12, 2012, Mr. Youyou, a director of our Company, beneficially owns 182,612,393 common shares of Deep Well, representing 72.6% of Deep Well’s outstanding shares of common stock (assuming the exercise of all options and warrants held by Mr. Youyou).

Effective November 23, 2012, pursuant to a subscription agreement, our Company completed a private placement to one investor of an aggregate of 42,857,142 units (“Units”) at a price of $0.07 per Unit, for total gross proceeds of $3,000,000 (including a deposit received prior to September 30, 2012 of $300,000). Each Unit is comprised of one (1) common share and one (1) common share purchase warrant. Each warrant entitles the holder to purchase one (1) common share at a price of $0.105 for a period of three years from the date of closing, provided that if the closing price of the common shares of the Company on the principal market on which our common shares trade is equal to or exceeds $1.00 for thirty consecutive trading days, the warrant term will automatically accelerate to the date that is thirty calendar days following the date that written notice has been given to the warrantholder. No commission or finder’s fees were payable in connection with this private placement. The Units were issued pursuant to Regulation S under the Securities Act of 1933, as amended. The warrants expire on November 23, 2015. Mr. Malik Youyou has served our Company as director from August 20, 2008 to present. As of March 27, 2013, Mr. Youyou beneficially owns 182,612,393 shares of our common stock, of which 104,575,042 are held directly and 6,158,781 are held by Westline Enterprises Limited, a corporation 100% owned by Mr. Youyou. Mr. Youyou also holds presently exercisable warrants to acquire 71,428,570 shares of our common stock and presently exercisable options to acquire 450,000 shares of our common stock. Assuming the issuance of 71,878,570 shares of our common stock, pursuant to the exercise of Mr. Youyou’s presently exercisable warrants and options, Mr. Youyou would beneficially own 72.6% of our Company’s outstanding common stock. As March 27, 2013, Mr. Youyou has not exercised any warrants or options and without the exercise of Mr. Youyou’s warrants and options, Mr. Youyou has a 61.66% ownership of our issued and outstanding common stock.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Company’s officers, directors and persons who beneficially own more than 10% of a registered class of our Company’s equity securities to file reports of ownership and changes in ownership with the SEC, and to furnish to our Company copies of such reports. Based solely on the review of Forms 3 and 4 received by our Company during the September 30, 2012 fiscal year, as required under Section 16(a)(2) of the Securities Exchange Act of 1934, the following directors did not report on a timely basis as follows: Mr. David Roff, a director of our Company, filed one Form 4 late in connection with Mr. Roff’s expired unexercised stock options; and Mr. Malik Youyou, a director and a 10% or more beneficial owner of our Company, filed two Form 4s late in connection with Mr. Youyou’s expired unexercised warrants.

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ACTION NO. 1

AMEND ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK

General

Effective November 23, 2012, pursuant to a subscription agreement, the Company completed a private placement with Mr. Malik Youyou, for an aggregate of 42,857,142 units (“Units”) at a price of $0.07 per Unit, for total gross proceeds of $3,000,000 (including a deposit received by the Company prior to September 30, 2012 of $300,000). Each Unit is comprised of one (1) common share and one (1) common share purchase warrant. Each warrant entitles the holder to purchase one (1) common share at a price of $0.105 for a period of three years from the date of closing, provided that if the closing price of the common shares of the Company on the principal market on which our common shares trade is equal to or exceeds $1.00 for thirty consecutive trading days, the warrant term will automatically accelerate to the date that is thirty calendar days following the date that written notice has been given to the warrant holder. No commission or finder’s fees were payable in connection with this private placement. The Units were issued pursuant to Regulation S under the Securities Act of 1933, as amended. The warrants expire on November 23, 2015. Mr. Malik Youyou has served the Company as director from August 20, 2008 to present.

The Company currently has 254,439,968 common shares outstanding on a fully diluted basis and the Company is currently only authorized to issue 300,000,000 shares of common stock ($0.001 par value). As a result of the foregoing, and because it will provide the Company with an additional 300,000,000 authorized un-issued shares which could be utilized in future capital raising transactions or to otherwise carry out the Company’s business objectives for thermal recovery operations of the Company’s oilsands resource. The majority of our stockholders have determined that it is in the Company’s best interests to increase the number of shares of common stock the Company is authorized to issue from 300,000,000 to 600,000,000 shares, at $0.001 par value. The Amendment has the effect of increasing the number of shares of common stock ($0.001 par value) the Company is authorized to issue from 300,000,000 shares to 600,000,000 shares. The form of the amendment relating to the increase in the number of shares of common stock authorized is set forth in Appendix C.

As of March 27, 2013, the Company had 179,597,113 shares outstanding and 74,842,855 warrants and options outstanding. The increase in the authorized shares of common stock will not reduce or otherwise affect our outstanding shares or the shares reserved for issuance on exercise of outstanding warrants or options. Another 15,259,711 of un-issued shares have been reserved for future issuance of stock options in accordance with the Company’s stock option plan, whereby the Company may reserve up to 10% of the issued and outstanding common shares to be available for future options issuances.

The Company’s Board of Directors will have the authority to issue the Company’s authorized un-issued and unreserved shares of common stock without further stockholder approval, subject to compliance with the rules of any stock exchange on which our shares of common stock may be listed at the time and other requirements of law.

As of December 20, 2012, the Company had approximately 162 holders of record of its shares of common stock. The Company estimates that investment dealers and other nominees are the record holders for approximately 2,260 beneficial holders.

The Company has not paid cash dividends since inception. The Company intends to retain all of its earnings, if any, for use in its business and does not anticipate paying any cash dividends in the foreseeable future. The payment of any future dividends will be at the discretion of the Board of Directors and will depend upon a number of factors, including future earnings, the success of the Company’s business activities, capital requirements, the general financial condition and our future prospects, general business conditions and such other factors as the Board of Directors may deem relevant.

The Company does not, at this time, have any specific plans, proposals or arrangements to issue any of its authorized un-issued shares of common stock for any purpose, including future acquisitions and or financings.

The Written Consent of a majority of the Company’s Stockholders provides the necessary corporate authorization under Nevada law to enable the filing and effectiveness of such an amendment. After the filing of the Amendment, the Company’s Certificate of Incorporation will provide for approximately 345,560,032 additional shares of common stock to be available for other corporate purposes in addition to the shares currently outstanding and reserved for issuance for warrants and stock options. The Company has no present intention to issue such additional shares at this time.

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Manner of Approval - No Vote Required

The Majority Stockholders of the Company has approved the amendment to increase the number of shares of common stock the Company is authorized to issue from 300,000,000 to 600,000,000 shares, at $0.001 par value. This Action received the affirmative FOR vote of a majority of Stockholders on the Written Consent. Section 78.320 of the Nevada Revised Statutes permit any corporate action, upon which a vote of Stockholders is required or permitted, to be taken without a meeting provided that written consents are received from Stockholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Since the Written Consent received by the Company represents 63.9% of the Company’s outstanding voting stock on the record date, that being the date the Written Consent was delivered and received on March 27, 2013, is sufficient to approve the amendment to the Company’s articles of incorporation and no further votes, approvals or consent of Stockholders is required to approve and or authorize this Action.

Recommendation of the Board of Directors

The Board of Directors agree with the Written Consent of a majority of its Stockholders and approve a vote FOR this Action to increase the number of shares of common stock the Company is authorized to issue from 300,000,000 to 600,000,000 shares.

Effective Date

The Amendment will become effective on the date that a Certificate of Amendment to the Certificate of Incorporation, as in the form attached as Appendix C, is filed with the Secretary of State of the State of Nevada. That date being effective forty (40) calendar days following the initial mailing of the Company’s Notice of Internet Availability of Information Statement, mailed on or about April 15, 2013.

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ACTION NO. 2

ELECTION OF DIRECTORS

General

Our by-laws provide that the total number of Directors constituting the entire Board shall be not less than 3 nor more than 15, with the then-authorized number of Directors being fixed from time to time by the Board. Directors need not be Stockholders. Each Director shall hold office until a successor is duly elected and qualified or until the Director’s earlier death, resignation, disqualification or removal. The members of the Board shall serve until the next annual meeting of Stockholders and until their successors have been elected. Directors shall be elected by a plurality of the votes cast at a meeting of Stockholders by the holders of shares present in person or represented by proxy at the meeting and entitled to vote in the election.

Currently our Board of Directors consists of six members, all of whom are being re-elected pursuant to the Written Consent the Company received on March 27, 2013.

Each of the nominees listed below has agreed to serve until the next General Meeting of Stockholders.

None of our directors or executive officers is related to one another.

The following sets forth information, as of the date of this Information Statement concerning the six director nominees re-elected to serve on the Company’s Board of Directors:

Name	Age	Position/Office

Dr. Horst A. Schmid	79	Director and Chairman of the Board, President and Chief Executive Officer
Mr. Said Arrata	72	Director
Mr. Satya Brata Das	56	Director
Mr. David Roff	41	Director
Mr. Curtis James Sparrow	55	Director and Chief Financial Officer, Secretary and Treasurer
Mr. Malik Youyou	59	Director

Business Experience

Dr. Horst A. Schmid has served as director and Chairman of the Board since February 6, 2004 to present. Since June 29, 2005 to present he has been the Chief Executive Officer and President of Deep Well. From September 1996 to present, Dr. Schmid has been director, President and Chief Executive Officer of Portwest Investment Ltd., a private firm, located in Edmonton, Alberta, Canada. Prior to that, Dr. Schmid spent 15 years as Cabinet Minister for the Government of Alberta and 10 years as Commissioner General for Trade and Tourism for the province of Alberta. During that time he was involved in numerous successful overseas negotiations for the Alberta Oil & Gas Industry, achieving major contracts for Alberta Exploration/Production/Service Companies. He is the recipient of many Canadian and International Awards for his accomplishments. Dr. Schmid received an Honorary Law Degree from the University of Alberta.

Mr. Said Arrata has served as director of Deep Well since March 8, 2011 to present. Mr. Arrata is a highly experienced energy executive who brings a sophisticated understanding of energy company development to the Deep Well Board of Directors. Mr. Arrata is the Chairman of the Board of Directors and CEO of Sea Dragon Energy Inc., a firm domiciled in Calgary, devoted exclusively to overseas production, concentrated in Egypt. In 2007 the company he co-founded, Centurion Energy, was sold for $1.2 billion to Dana Gas and Mr. Arrata subsequently established Sea Dragon Energy Inc. Reputed as a company-builder, focused on building maximum value for shareholders during his more than 40 years in the oil and gas industry during which he held management and board positions with major oil and gas companies in Canada and overseas. Mr. Arrata holds a B.Sc. degree in Petroleum Engineering along with several post-graduate accreditations at various universities in North America and is an active member of several professional engineering and industry associations.

Mr. Satya Brata Das has served as director of Deep Well since March 8, 2011 to present. Mr. Das offers strategic advice and guidance to public and private sector leaders as co-founder, director and Principal of Edmonton based Cambridge Strategies Inc. A public policy expert on the sustainable development of heavy oil and the oil sands, he is author of “Green Oil: Clean Energy for the 21st Century?” A frequent commentator on air, in print and on podiums, Mr. Das brings his deep experience and insight on public policy issues to the Deep Well Board. A former columnist, foreign correspondent and editorialist, Mr. Das has advised at the highest levels of municipal, provincial and national governments in Canada.

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Mr. Curtis James Sparrow has served as director of Deep Well since February 6, 2004. From that time until the present Mr. Sparrow has also been the Chief Financial Officer, Corporate Secretary and Treasurer of Deep Well. Since the mid 1980s, Mr. Sparrow has been a self-employed management consultant specializing in the natural resource section. Mr. Sparrow has been involved in the oil and gas industry in various capacities for over 30 years. He has held directorships and senior officer positions with junior exploration and development companies before becoming a self-employed consultant. He has also participated in the marketing side of the oil and gas industry, and was part of an acquisition team formed to assess and develop a bid for a multi-billion dollar integrated oil company. His experience also includes corporate and project management, international businesses and mining. Mr. Sparrow received his Bachelor of Science Degree in Engineering and Masters Degree in Business Administration from the University of Alberta. Mr. Sparrow is also a registered Professional Engineer.

Mr. David Roff is currently serving as a director of Deep Well since his reappointment on April 3, 2006. He was the former President and Sole Director of Deep Well from September 10, 2003 until February 6, 2004. Mr. Roff is the co-president of Brave Consulting, a private consulting and investment corporation and has held this position since 2001. Brave Consulting was engaged by Deep Well in July 2005 and provided services to our Company until March 2009. Mr. Roff has extensive experience working with small cap public companies for more than ten years. Prior to that, Mr. Roff was a management consultant for Coopers & Lybrand Consulting where he advised large financial institutions, investment fund complexes and other organizations on technology and internal control strategies. Mr. Roff is an officer and director of Arkson Nutraceuticals and Hudson’s Grill International. Mr. Roff is a Chartered Accountant with a B.A. degree from the University of Western Ontario.

Mr. Malik Youyou has served as director of Deep Well since August 20, 2008 to present. Mr. Youyou is an experienced international entrepreneur, investor and director of several companies.

Manner of Approval - No Vote Required

The Majority Stockholders of the Company has approved the re-election of the Company’s six named directors listed above. This Action received the affirmative FOR vote of a majority of Stockholders on the Written Consent. Section 78.320 of the Nevada Revised Statutes permit any corporate action, upon which a vote of Stockholders is required or permitted, to be taken without a meeting provided that written consents are received from Stockholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Since the Written Consent received by the Company represents 63.9% of the Company’s outstanding voting stock on the record date, that being the date the Written Consent was delivered and received on March 27, 2013, is sufficient to approve the re-election of its current directors to serve on its Board of Directors and no further votes, approvals or consent of Stockholders is required to approve and or authorize this Action. Directors are elected by a plurality of the votes cast. This means that the individuals nominated for election to the Board of Directors as directors who receive the most FOR votes (among votes properly cast in person or by proxy) will be elected. Nominees do not need to receive a majority to be elected directors.

Recommendation of the Board of Directors

The Board of Directors agree with the Written Consent of a majority of its Stockholders and approve a vote FOR this Action to re-elect the above named nominees to serve on its Board of Directors until the next annual meeting of Stockholders and until their successors have been elected.

Effective Date

This Action will become effective forty (40) calendar days following the initial mailing of the Company’s Notice of Internet Availability of Information Statement, mailed on or about April 15, 2013.

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AUDIT COMMITTEE REPORT

The entire Board of Directors acted as our Audit Committee for the prior fiscal year ended September 30, 2011 and the fiscal year ended September 30, 2012. The following report of the Board of Directors shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates the reference in any such document. We have not adopted standards for director independence, but in making a determination on our Board of Director’s independence under the standards for independence set forth by the NASDAQ Stock Market Rule 5605(a)(2), we determined that as of September 30, 2012, our Board of Directors consisted of four independent and two non-independent directors. We have an independent audit committee financial expert on our Board of Directors. Mr. David Roff a director serving on our Board of Directors is a chartered accountant, with a B.A. degree from the University of Western Ontario, has worked as an auditor from 1995 to 1998. Mr. David Roff is a Certified Public Accountant in good standing since 1995 to present.

The Board of Directors acting as our Audit Committee reviews the Company's financial reporting process. In addition, the Board of Directors acting as our Audit Committee has the authority to engage public accountants to audit our annual financial statements and to determine the scope of the audit to be undertaken by such accountants.

Management has the primary responsibility for the financial statements and the reporting process to the Securities and Exchange Commission. The Company's independent registered public accounting firm for the prior fiscal year ended September 30, 2011, Madsen and Associates, CPA’s Inc. (“Madsen and Associates”), is responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. Madsen and Associates reported directly to management and management reported directly to the Board of Directors. The Board of Directors reviewed and discussed with management the Company's audited financial statements as of and for the prior fiscal year ended September 30, 2011. The Company's independent registered public accounting firm for the fiscal year ended September 30, 2012, Sadler Gibb & Associates LLC (“Sadler Gibb”), is responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. Sadler Gibb reported directly to management and management reported directly to the Board of Directors. The Board of Directors reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended September 30, 2012.

Management has discussed with Madsen and Associates and Sadler Gibb the matters required to be discussed by Statement on Auditing Standards No. 61 as amended, as adopted by Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

For the prior fiscal year ended September 30, 2011, the Board of Directors has received and reviewed the written disclosures and the letter to management from Madsen and Associates, as required by the applicable requirements of the PCAOB regarding Madsen and Associates communications, with management, concerning independence and has discussed with Madsen and Associates its independence. Management has discussed with the Board of Directors and has considered whether the provision of services provided by Madsen and Associates related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's quarterly reports on Form 10-Q and annual report on Form 10-K for the prior year ended September 30, 2011, including the Company’s quarterly reports on Form 10-Q for the periods ending December 31, 2011, March 31, 2012 and June 30, 2012, were compatible with maintaining Madsen and Associates independence.

For the prior fiscal year ended September 30, 2012, the Board of Directors has received and reviewed the written disclosures and the letter to management from Sadler Gibb, as required by the applicable requirements of the PCAOB regarding Sadler Gibb communications, with management, concerning independence and has discussed with Sadler Gibb its independence. Management has discussed with the Board of Directors and has considered whether the provision of services provided by Sadler Gibb related to the audit of the financial statements referred to above included in the Company's annual report on Forms 10-K for the year ended September 30, 2012, were compatible with maintaining Sadler Gibb’s independence.

Based on the reviews and discussions referred to above, the Board of Directors acting as the Audit Committee determined that the audited financial statements referred to above be accepted and included in the Annual Report on Form 10-K accompanying this Information Statement for the fiscal year ended September 30, 2012 and the prior fiscal year ended September 30, 2011 as filed with the Securities and Exchange Commission.

By the Board of Directors acting as our Audit Committee.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ FEES

In the fiscal year ended September 30, 2012, we paid Collins Barrow, an independent third party, PCAOB registered, chartered accounting firm fees of Cdn $23,100 relating to the preparation of our Company’s tax returns and first quarter financial statements. On February 1, 2012, we hired an employee who just recently acquired her CA designation as a chartered accountant. This new employee prepared our second and third quarterly financial statements. All of our quarterly financial statements for the fiscal year ended September 30, 2012 and September 30, 2011were reviewed by Madsen & Associates, CPA’s Inc.

In the fiscal year ended September 30, 2011, we paid Collins Barrow, an independent third party, PCAOB registered, chartered accounting firm fees of Cdn $60,948, relating to the preparation of our Company’s tax returns, quarterly and annual consolidated financial statements which were audited by Madsen & Associates, CPA’s Inc.

The following table is a summary of the fees billed to us by Madsen & Associates, CPA’s Inc. and Sadler, Gibb & Associates, L.L.C. for professional services for the fiscal years ended September 30, 2012 and September 30, 2011:

Fee Category	Fiscal 2012 Fees	Fiscal 2011 Fees

Audit Fees	$25,000	$21,675
Audit Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–
Total Fees	$25,000	$21,675

Audit Fees

Audit fees consist of fees for services provided by Sadler, Gibb & Associates, L.L.C. for the audit of our annual financial statements included in the annual report on Form 10-K for the year ended September 30, 2012. Also, audit fees consist of fees for services provided by Madsen & Associates, CPA’s Inc. for the audit of our annual financial statements included in the annual report on Form 10-K for the year ended September 30, 2011 and for the review of our quarterly financial statements included in our quarterly filings on Form 10-Q for the periods ending December 31, 2011, March 31, 2012 and June 30, 2012.

We did not rely on the de minimis exemption provided by Section (c)(7)(i)(C) of Rule 2-01 of SEC Regulation S-X in fiscal 2011.

Audit Committee Pre-Approval Policies and Procedures

Our Board of Directors has pre-approved, and pre-approves, all audit and non-audit services provided or to be provided by Sadler, Gibb & Associates, L.L.C. or provided by Madsen & Associates, CPA’s Inc. Our Board of Directors has considered the nature and amount of the fees billed by Sadler, Gibb & Associates, L.L.C. and Madsen & Associates, CPA’s Inc., and believes that the provision of the services for activities unrelated to the audit of our financial statements is compatible with maintaining the independence of Sadler, Gibb & Associates, L.L.C. and Madsen & Associates, CPA’s Inc.

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ACTION NO. 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR PRIOR

FISCAL YEAR ENDING SEPTEMBER 30, 2011

General

Madsen & Associates, CPA’s Inc. served as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2011.

Our Board of Directors, acting as our Audit Committee, has acknowledged and approved the financial statements audited by Madsen & Associates, CPAs Inc., as the Company’s independent registered public accounting firm, for the prior year ended September 30, 2011.

Manner of Approval - No Vote Required

The Majority Stockholders of the Company has acknowledged and ratified Madsen & Associates, CPA’s Inc., as the Company’s independent registered public accounting firm, for the prior year ended September 30, 2011. This Action received the affirmative FOR vote of a majority of Stockholders on the Written Consent. Section 78.320 of the Nevada Revised Statutes permit any corporate action, upon which a vote of Stockholders is required or permitted, to be taken without a meeting provided that written consents are received from Stockholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Since the Written Consent received by the Company represents 63.9% of the Company’s outstanding voting stock on the record date, that being the date the Written Consent was delivered and received on March 27, 2013, is sufficient to ratify the prior appointment and no further votes, approvals or consent of Stockholders is required to approve and or authorize this Action.

Recommendation of the Board of Directors

The Board of Directors agree with the Written Consent of a majority of its Stockholders and approve a vote FOR this Action to ratify the prior year appointment of Madsen & Associates, CPA’s Inc. as the Company’s independent registered public accounting firm for the prior year ended September 30, 2011.

Effective Date

The ratification of the prior appointment of Madsen & Associates, CPA’s Inc. as our independent registered public accounting firm, for the fiscal year ending September 30, 2011, will be effective forty (40) calendar days following the initial mailing of the Company’s Notice of Internet Availability of Information Statement, mailed on or about April 15, 2013.

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ACTION NO. 4

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR PRIOR

FISCAL YEAR ENDING SEPTEMBER 30, 2012

General

Madsen & Associates, CPA’s Inc. served as the Company’s independent registered public accounting firm for the review of the Company’s quarters ending December 31, 2011, March 31, 2012 and June 30, 2012.

On November 16, 2012, we formally informed Madsen & Associates CPA’s Inc. of the appointment of a different auditor as our independent registered public accounting firm upon expiry of Madsen & Associates CPA’s Inc.’s term of appointment. The reports of Madsen & Associates CPA’s Inc. on our financial statements as of and for the years ended September 30, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In fact, Mr. David Madsen, the partner in charge of our previous audits under the firm Madsen & Associates CPA’s Inc., is now with our new firm of auditors (Sadler, Gibb & Associates, L.L.C.). Our Board of Directors participated in and approved the decision to appoint a different independent registered public accounting firm upon expiry of Madsen & Associates CPA’s Inc.’s term of appointment. This decision was formally finalized by our entire Board of Directors on December 11, 2012. During the years ended September 30, 2011, and 2010, and through November 16, 2012, there have been no disagreements with Madsen & Associates CPA’s Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Madsen & Associates CPA’s Inc. would have caused them to make reference thereto in connection with their report on the financial statements for such years. Our Company requested that Madsen & Associates CPA’s Inc. furnish us with a letter addressed to the SEC stating whether or not it agrees with the above and below statements, and incorporated herein by reference as exhibit 16.1 to our Form 8-K filed on December 17, 2012. On November 16, 2012, we engaged Sadler, Gibb & Associates, L.L.C. as our new independent registered public accounting firm. During the years ended September 30, 2011 and 2010, and through November 16, 2012, our Company had not consulted with Sadler, Gibb & Associates, L.L.C. regarding any of the following:

i.)	The application of accounting principles to a specific transaction, either completed or proposed;

ii.)	The type of audit opinion that might be rendered on our Company’s consolidated financial statements, and none of the following was provided to our Company: (a) a written report, or (b) oral advice that Sadler, Gibb & Associates, L.L.C. concluded was an important factor considered by our Company in reaching a decision as to accounting, auditing or financial reporting issue; or

iii.)	Any matter that was subject of a disagreement, as that term is defined in Item 304 of Regulation S-K. Sadler, Gibb & Associates, L.L.C. served as the Company’s independent registered public accounting firm for the annual audit of the Company’s fiscal year ended September 30, 2012.

Our Board of Directors, acting as our Audit Committee, has acknowledged and approved the quarterly financial statements reviewed by Madsen & Associates, CPA’s Inc., as the Company’s independent registered public accounting firm, for the quarters ending December 31, 2011, March 31, 2012 and June 30, 2012; and the annual audit of financial statements performed by Sadler Gibb & Associates, L.L.C., as the Company’s independent registered public accounting firm, for the prior year ending September 30, 2012 .

Manner of Approval - No Vote Required

The Majority Stockholders of the Company has acknowledged and ratified Madsen & Associates, CPA’s Inc., as the Company’s independent registered public accounting firm, for the review of the prior quarters ending December 31, 2011, March 31, 2012 and June 30, 2012; and acknowledged and ratified Sadler Gibb & Associates, L.L.C., as the Company’s independent registered public accounting firm, for the annual audit of the prior year ending September 30, 2012. This Action received the affirmative FOR vote of a majority of Stockholders on the Written Consent. Section 78.320 of the Nevada Revised Statutes permit any corporate action, upon which a vote of Stockholders is required or permitted, to be taken without a meeting provided that written consents are received from Stockholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Since the Written Consent received by the Company represents 63.9% of the Company’s outstanding voting stock on the record date, that being the date the Written Consent was delivered and received on March 27, 2013, is sufficient to ratify the prior appointment and no further votes, approvals or consent of Stockholders is required to approve and or authorize this Action.

Recommendation of the Board of Directors

The Board of Directors agree with the Written Consent of a majority of its Stockholders and approve a vote FOR this Action to ratify the prior year appointment of Madsen & Associates CPA’s Inc. as the Company’s independent registered public accounting firm for the review of the Company’s fiscal quarters ending December 31, 2011, March 31, 2012 and June 30, 2012.

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The Board of Directors agree with the Written Consent of a majority of its Stockholders and approve a vote FOR this Action to ratify the prior year appointment of Sadler, Gibb & Associates, L.L.C. as the Company’s independent registered public accounting firm for the annual audit of the Company’s fiscal year ending September 30, 2012.

Effective Date

The ratification of the prior appointment of Madsen & Associates, CPA’s Inc. as our independent registered public accounting firm, for the review of the Company’s fiscal quarters ending December 31, 2011, March 31, 2012 and June 30, 2012, will be effective forty (40) calendar days following the initial mailing of the Company’s Notice of Internet Availability of Information Statement, mailed on or about April 15, 2013.

The ratification of the prior appointment of Sadler, Gibb & Associates, L.L.C. as our independent registered public accounting firm, for the annual audit of the Company’s fiscal year ending September 30, 2012, will be effective forty (40) calendar days following the initial mailing of the Company’s Notice of Internet Availability of Information Statement, mailed on or about April 15, 2013.

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ACTION NO. 5

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

FISCAL YEAR ENDING SEPTEMBER 30, 2013

General

Sadler, Gibb & Associates, L.L.C. has been selected to serve as the Company’s independent registered public accounting firm, for the fiscal year ending September 30, 2013, unless our Board of Directors subsequently determines that a change is desirable.

Manner of Approval - No Vote Required

The Majority Stockholders of the Company has acknowledged and ratified the appointment of Sadler, Gibb & Associates, L.L.C. to serve as the Company’s independent registered public accounting firm, for the Company’s fiscal year ending September 30, 2013. This Action received the affirmative FOR vote of a majority of Stockholders on the Written Consent. Section 78.320 of the Nevada Revised Statutes permit any corporate action, upon which a vote of Stockholders is required or permitted, to be taken without a meeting provided that written consents are received from Stockholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Since the Written Consent received by the Company represents 63.9% of the Company’s outstanding voting stock on the record date, that being the date the Written Consent was delivered and received on March 27, 2013, is sufficient to ratify the prior appointment and no further votes, approvals or consent of Stockholders is required to approve and or authorize this Action.

Recommendation of the Board of Directors

The Board of Directors agree with the Written Consent of a majority of its Stockholders and approve a vote FOR this Action to ratify the appointment of Sadler, Gibb & Associates, L.L.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.

Effective Date

The ratification of the prior appointment of Sadler, Gibb & Associates, L.L.C. as our independent registered public accounting firm, for the fiscal year ending September 30, 2013, will be effective forty (40) calendar days following the initial mailing of the Company’s Notice of Internet Availability of Information Statement, mailed on or about April 15, 2013.

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QUESTIONS AND ANSWERS ABOUT THIS

INFORMATION STATEMENT OF DEEP WELL OIL & GAS, INC.

On March 27, 2013, a majority of the Company’s Stockholders executed a Written Consent in lieu of a special meeting pursuant to Nevada Revised Statutes Section to approve the Actions as disclosed in this Information Statement. The following questions and answers some questions you may have regarding this information statement. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the more detailed information contained elsewhere in this information statement.

Q:	Why did you send me this information statement?
A:	You are being sent this Information Statement to inform you about recent corporate actions taken by the holders of a majority of the voting power of our Company’s issued and outstanding common stock by executing a written consent in lieu of a meeting of Stockholders. You are not required to take any action with respect to any of the information set forth in this Information Statement.

Q:	Who may receive this Information Statement?
A:	The Board of Directors has fixed the close of business on March 27, 2013, as the record date for the determination of Stockholders entitled to receive this Information Statement, that date being the date that our Company received the Written Consent from a majority of its Stockholders.

Q:	Will the actions taken by written consent also be submitted to all of the Company’s stockholders for approval?
A:	No, we are not asking you to vote. Under Nevada Revised Statutes Section 78.320 and the Company’s By-laws, a stockholder action taken by written consent in lieu of a meeting is effective as if taken at a meeting of the Company’s Stockholders. No further stockholder approval is necessary and there will be no meeting specifically called for the purpose of approving again the actions taken by written consent described herein. Under Rule 14(c) of the Exchange Act, the actions approved by the majority stockholder on March 27, 2013, will become effective at least 40 calendar days after the date this information is sent or given to our Stockholders.

Q:	What vote was required to authorize and approve the actions taken by the Written Consent in lieu of a meeting of stockholders?
A:	Under Nevada law and pursuant to the Company’s By-laws, any action required or permitted to be taken at a meeting of the Company’s Stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by Stockholders holding at least a majority of the voting power entitled to consent thereto. Stockholders holding an aggregate of greater than 63.9% of the voting power of the Company executed the Written Consent for the corporate actions disclosed in this Information Statement.

Q:	Do the Company’s stockholders have any dissenters’ rights or rights of appraisal with respect to the actions described in this information statement?
A:	No. Under Nevada law, our Stockholders do not have dissenters’ or appraisal rights in connection with any of the stockholder actions taken by Written Consent in lieu of a meeting described in this Information Statement.

Q:	What was the purpose of the Written Consent by a majority of stockholders in lieu of a meeting of stockholders?
A:	1.) to amend the Company’s Articles of Incorporation to increase the authorized number of shares of the Company’s common stock from 300,000,000 shares to 600,000,000 shares, par value of $0.001 per share;
2.) to re-elect the Company’s Board of Directors until the next meeting of Stockholders;
3.) to ratify the appointment of Madsen & Associates, CPA’s Inc. which served as the Company’s independent registered public accounting firm for the prior fiscal years ended September 30, 2011;
4.) to ratify the appointment of Madsen & Associates, CPA’s Inc. which served as the Company’s independent registered public accounting firm for the review of the Company’s prior quarterly financial statements for the periods ending December 31, 2011, March 31, 2012 and June 30, 2012 and to ratify the appointment of Sadler Gibb & Associates LLC to serve as the Company’s independent registered public accounting firm for the prior audit of the Company’s fiscal year ending September 30, 2012; and
5.) to ratify the appointment of Sadler Gibb & Associates LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.

Q:	What is the difference between a stockholder of record and a beneficial owner of the Company’s common stock?
A:	Most of our Stockholders hold their shares through a stockbroker, bank or other nominee, rather than directly in their own name. As summarized below, there are some distinctions between shares held as a stockholder of record and those beneficially owned.

Stockholders of Record

If your shares of the Company’s common stock are registered directly in your name with our transfer agent, Manhatten Transfer Registrar Company, you are considered, with respect to those shares, the stockholder of record, and these Information Statement materials are being sent directly to you by our Company.

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Beneficial Owners

If your shares of the Company’s common stock are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name”, and these Information Statement materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record.

Q:	Did the Board of Directors approve the actions subject to this Information Statement?
A:	Our Board of Directors approved the decisions on the actions as described in the Written Consent in lieu of a meeting Stockholders on March 27, 2013, the day the Company received the Written Consent of a majority of its Stockholders.

Q:	How many shares of common stock were eligible to consent to the actions described in this information statement and who was eligible to take action by written consent in lieu of meeting?
A:	As of March 27, 2013, the date of the Written Consent of the majority stockholder was received by the Company, there were 179,597,113 shares of common stock issued and outstanding and eligible to vote with respect to actions to be taken by our Stockholders.

Q:	When may the Company take the actions approved by the Company’s stockholders in the Written Consent in lieu of meeting of stockholders?
A:	We may effect the amendment to our Articles of Incorporation, as amended, at least 40 calendar days after the date this Information Statement is sent or given to our Stockholders.

Q:	How can I obtain a copy of our most current financial statements?
A:	A copy, free of charge, of our financial statements for the fiscal year ended on September 30, 2012 included in our Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q for the period ending December 31, 2012, can be obtained without charge by contacting Deep Well Oil & Gas, Inc. at 780-409-8144 or you may download a copy of our current financial statements from our website at www.deepwelloil.com.

WHO CAN HELP ANSWER YOUR QUESTIONS

If you have any questions about this Information Statement, you should contact our Corporate Secretary, Mr. Curtis Sparrow:

Deep Well Oil & Gas, Inc.

Suite 700, 10150 – 100 Street

Edmonton, Alberta T5J 0P6

www.deepwelloil.com

email: info@deepwelloil.com

Telephone: 780-409-8144

Attention: Mr. Curtis Sparrow

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APPENDIX “A”

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT MATERIALS

DEEP WELL OIL & GAS, INC.

Suite 700, 10150 – 100 Street

Edmonton, Alberta T5J 0P6, Canada

Telephone: (780) 409-8144

Fax: (780) 409-8146

NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT MATERIALS

Important Notice Regarding the Availability of Information Statement Material for Corporate Actions taken by Majority Stockholders by Written Consent in lieu of a Meeting of Stockholders of Deep Well Oil & Gas, Inc., a Nevada corporation (the “Company”), on March 27, 2013.

The Company is NOT soliciting proxy or consent authority, but is furnishing the Information Statement Materials pursuant to Rule 14a-6 (under Rule 14c-2) of the Securities Exchange Act of 1934, as amended.

This communication is not a form for voting and presents only an overview of the more complete Information Statement Materials, which contain important information and are available, free of charge, on the Company’s website at www.deepwelloil.com, or by mail as instructed below. We encourage you to access and review all of the important information contained in the Information Statement Materials.

On or about April 15, 2013, the Company filed a Definitive Information Statement on Schedule 14C and related materials (together the “Information Statement Materials”) with the Securities and Exchange Commission (the “Commission”) therein disclosing that on March 27, 2013, Company stockholders owning an aggregate of 114,790,549 shares of the Company’s common stock (representing approximately 63.9% of the 179,597,113 shares of the Company’s common stock issued and outstanding on such date) voted, as permitted by the Nevada Revised Statutes and Amended Bylaws of the Company, by written consent in lieu of a stockholders meeting in favor of the following actions:

1.	authorize the Company to amend the Company’s Articles of Incorporation to increase the authorized number of shares of the Company’s common stock from 300,000,000 shares to 600,000,000 shares, par value of $0.001 per share;

2.	re-elect the following six directors to serve as the Company’s Board of Directors until the next meeting of stockholders:

Dr. Horst A. Schmid

Mr. Said Arrata

Mr. Satya Brata Das

Mr. David Roff

Mr. Curtis Sparrow

Mr. Malik Youyou

3.	ratify the appointment of Madsen & Associates, CPA’s Inc. to serve as the Company’s independent registered public accounting firm for the prior fiscal year ended September 30, 2011;

4.	ratify the appointment of Madsen & Associates, CPA’s Inc. to serve as the Company’s independent registered public accounting firm for the review of the Company’s prior quarterly financial statements for the periods ending December 31, 2011, March 31, 2012 and June 30, 2012 and to ratify the appointment of Sadler Gibb & Associates LLC to serve as the Company’s independent registered public accounting firm for the prior audit of the Company’s fiscal year ended September 30, 2012; and

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5.	ratify the appointment of Sadler Gibb & Associates LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2013.

The earliest date of the actions described above will be 40 days following the mailing of this Notice of Internet Availability of Information Statement to stockholders; will be May 24, 2013 or soon thereafter. The Company’s annual report on Form 10-K for the year ended September 30, 2012 and Form 10-Q for the period ending December 31, 2012, that is to accompany the Company’s Information Statement on Schedule 14C is available for downloading from the Company’s website at www.deepwelloil.com.

If you want to receive a paper or email copy of the Information Statement Materials including the Company’s annual report on Form 10-K for the year ended September 30, 2012 or the Company’s quarterly report on Form 10-Q for the period ending December 31, 2012, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before April 26, 2013.

To request the Information Statement Materials via mail or email, you can write to the Company to the attention of Mr. Curtis Sparrow at the address stated above. You can also email the Company at mjgriffiths@deepwelloil.com, or you can call us collect at 780-409-8144. If requesting information via email, please note your request in the subject line of your email.

DEEP WELL OIL & GAS, INC.

____________________________________

Dr. Horst A. Schmid

Chairman of the Board

Date: _____________________, 2013

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APPENDIX “B”

ACTION BY WRITTEN CONSENT OF THE STOCKHOLDERS

OF

DEEP WELL OIL & GAS, INC.

Pursuant to the authority contained in Nevada Revised Statutes 78.390, the undersigned, being the stockholders of DEEP WELL OIL & GAS, INC., a Nevada corporation ("the Corporation"), holding a majority of the voting power of the outstanding shares of capital stock of the Corporation, by executing this written consent and without the formality of convening a meeting, do hereby consent to the following actions of the Corporation, to be effective as of March 27, 2013:

WHEREAS the Corporation has 179,597,113 issued and outstanding shares of its common stock as of the date hereof;

AND WHEREAS the Corporation currently has authorized capital stock of 300,000,000 shares of common stock with a par value of $.001 per share;

AND WHEREAS the undersigned stockholders desire to amend the Corporation’s articles of incorporation to increase the Corporation’s existing authorized capital stock from 300,000,000 to 600,000,000 shares at $0.001 par value per share;

AND WHEREAS Nevada Revised Statute Section 78.390 allows the Corporation to take any action that could be taken under the provision of Nevada law at any meeting of stockholders to be taken without a meeting if authorized by a written resolution signed by the holders of a majority of the voting power of the issued and outstanding shares of the Corporation’s capital stock;

AND WHEREAS the undersigned stockholders desire to ratify the appointment of Madsen & Associates, CPA’s Inc. to serve as the Corporation’s independent registered public accounting firm for the prior fiscal year ended September 30, 2011;

AND WHEREAS the undersigned stockholders desire to ratify the appointment of Madsen & Associates, CPA’s Inc. to serve as the Corporation’s independent registered public accounting firm for the review of the Corporation’s prior quarterly financial statements for the periods ending December 31, 2011, March 31, 2012 and June 30, 2012 and to ratify the appointment of Sadler Gibb & Associates LLC to serve as the Corporation’s independent registered public accounting firm for the prior audit of the Corporation’s fiscal year ended September 30, 2012;

AND WHEREAS the undersigned stockholders desire to ratify and approve the appointment of Sadler Gibb & Associates LLC to serve as the Corporation’s independent registered public accounting firm for the fiscal year ended September 30, 2013;

AND WHEREAS the undersigned stockholders desire to re-elect the following directors to serve as the Corporation’s Board of Directors until the next meeting of stockholders:

Mr. Said Arrata

Mr. Satya Brata Das

Mr. David Roff

Dr. Horst A. Schmid

Mr. Curtis Sparrow

Mr. Malik Youyou

NOW, THEREFORE, BE IT RESOLVED THAT:

1.	The undersigned stockholders hereby consent in writing to the following amendment to the Corporation’s Articles of Incorporation:

The Articles of Incorporation of the Corporation are hereby amended by deleting the existing Article III and replacing it in its entirety with the following amendment:

ARTICLE III

The number of shares of common stock the Corporation is authorized to issue is 600,000,000, with a par value of $.001 per share, and the Corporation is authorized to issue and to grant options or warrants to purchase or otherwise acquire shares of the common stock of the Corporation, upon such terms and for such consideration as the Board of Directors of the Corporation shall determine. All shares of stock of this Corporation shall be of the same class, namely, common capital shares, and shall have the same rights and preferences. The Corporation is prohibited from issuing nonvoting equity securities to the extent required by section 1123(a)(6) of the United States Bankruptcy Code.

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2.	The undersigned stockholders hereby re-elect the following directors to serve as the Corporation’s Board of Directors until the next meeting of stockholders:

Mr. Said Arrata

Mr. Satya Brata Das

Mr. David Roff

Dr. Horst A. Schmid

Mr. Curtis Sparrow

Mr. Malik Youyou

3.	The undersigned stockholders hereby affirm, approve and ratify in writing the appointment of Madsen & Associates, CPA’s Inc. to serve as the Corporation’s independent registered public accounting firm for the prior fiscal year ended September 30, 2011.

4.	The undersigned stockholders hereby affirm, approve and ratify in writing the appointment of Madsen & Associates, CPA’s Inc. to serve as the Corporation’s independent registered public accounting firm for the review of the Corporation’s prior quarterly financial statements for the periods ending December 31, 2011, March 31, 2012 and June 30, 2012 and the appointment of Sadler Gibb & Associates LLC to serve as the Corporation’s independent registered public accounting firm for the prior fiscal year ended September 30, 2012.

5.	The undersigned stockholders hereby affirm, approve and ratify in writing the appointment of Sadler Gibb & Associates LLC to serve as the Corporation’s independent registered public accounting firm for the fiscal year ended September 30, 2013.

6.	The Corporate Secretary, CEO or CFO of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute and file such forms, applications, and submissions to any regulatory authorities to amend the Restated and Amended Articles of Incorporation of the Corporation to effect the increase in the authorized capital of the Corporation as stated above.

7.	This Resolution may be signed by the stockholders in as many counterparts as may be necessary, each of which so signed, and even if transmitted by facsimile or e-mail, shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and, notwithstanding the date of execution, shall be deemed to bear the date as first set out above.

	Printed Name of Stockholder	# of Shares Voted in Favor of Proposal	Percentage Represented	Stockholder Signature
1	Malik Youyou	104,575,042	58.23%	/s/ Malik Youyou
2	Westline Enterprises Limited*	6,158,781	3.43%	/s/ Malik Youyou
3	Edmonton International Airport Hotel Ltd. **	490,000	0.27%	/s/ Curtis Sparrow
4	Portwest Investments Ltd. ***	1,950,000	1.09%	/s/ Horst A. Schmid
5	Said Arrata	500,000	0.28%	/s/ Said Arrata
6	Cambridge Strategies Inc. ****	714,285	0.40%	/s/ Sayta Das
7	Satya Brata Das	240,000	0.13%	/s/ Satya Das
8	David Roff	162,441	0.09%	/s/ David Roff
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10

* Westline Enterprises Limited is a company 100% owned by Malik Youyou

** Edmonton International Airport Hotel Ltd. is a company 100% owned by Curtis Sparrow

*** Portwest Investments Ltd. is a company 100% owned by Horst A. Schmid

**** Cambridge Strategies Inc. is a company 50% owned by Sayta Brata Das and 50% owned by his wife

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APPENDIX “C”

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4520

(775) 684-5708

Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of Corporation:

Deep Well Oil & Gas, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The Articles of Incorporation of the Corporation are hereby amended by deleting the existing Article III and replacing it in its entirety with the following:

ARTICLE III

The number of shares of common stock the Corporation is authorized to issue is 600,000,000, with a par value of $.001 per share, and the Corporation is authorized to issue and to grant options or warrants to purchase or otherwise acquire shares of the common stock of the Corporation, upon such terms and for such consideration as the Board of Directors of the Corporation shall (full text appears on Exhibit A)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

a majority

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

________________________________________________________

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 8-31-11

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“Exhibit A”

Forming part of Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

ARTICLE III

The number of shares of common stock the Corporation is authorized to issue is 600,000,000, with a par value of $.001 per share, and the Corporation is authorized to issue and to grant options or warrants to purchase or otherwise acquire shares of the common stock of the Corporation, upon such terms and for such consideration as the Board of Directors of the Corporation shall determine. All shares of stock of this Corporation shall be of the same class, namely, common capital shares, and shall have the same rights and preferences. The Corporation is prohibited from issuing nonvoting equity securities to the extent required by section 1123(a)(6) of the United States Bankruptcy Code.

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